Exhibit 10.5

233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel 312-234-2732
Fax 312-234-3603

Bank of America N. A.

TO:	Mandalay Resort Group 2880 LasVegas Blvd-South Las Vegas, NV 89109

ATTN:	Amy Preiss
TEL:	702 632 6820
FAX.	702 632 6822

FROM:	Bank of America, N.A. 233 South Wacker Drive - Suite 2800 Chicago, Illinois 60606 Robert OHara / Mike Allison

Date:	24JUL03

Our Reference No. 3106648

Internal Tracking Nos. 13030542

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Mandalay Resort Group and Bank of America, N.A. (each a “party” and together ‘the parties”) on the Trade Date specified below (the “Transaction”).  This letter agreement constitutes a “Confirmation” as referred to in the Rate Swap Master Agreement specified in paragraph 1 below (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Rate Swap Master Agreement dated as of 240CT86, as amended and supplemented from lime to time (the “Agreement”), between the parties.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation “Party A” means Bank of America, N.A. and “Party B” means Mandalay Resort Group.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 50,000,000.00

Trade Date:	22JUL03

Effective Date:	31JUL03

Termination Date:	31JUL09, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party A

Fixed Rate Payer Payment
Dates:	The 31st of each January and July, commencing 31JAN04 and ending 31 JUL09, subject to adjustment in accordance with the Modified Following Business Day Convention. No Adjustment Of Period End Dates.

Fixed Rate:	6.50000%

Fixed Rate Day Count
Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party B

Floating Rate Payer
Payment Dates:	The 31st of each January and July, commencing 31JAN04 and ending 31JULO9, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate for initial
Calculation Period:	TO BE SET

Floating Rate Option:	USD-LIBOR-BBA
Averaging:	Inapplicable
Designated Maturity:	6 Month

Spread:	Plus 2.42000%

Floating Rate Day Count

Fraclion:	Actual/360

Floating Rate Payer Reset Dales:	The Reset Date for a Calculation Period will be the first day of the next following Calculation Period provided that for the final Calculation Period the Reset Date will be the Termination Date.

Compounding:	Inapplicable

Business Days:	New York; Lonclon

Calculation Agent:	Party A

3. Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4. Account Details:

Account for payments to Party A:

USD
We will debit your account.
NAME:	Bank of America
ABA #:	CA
ACCT.	1257501024

Mandalay Resort Group

Account for payments to Party B:

USD
NAME:	Bank of America
ABA #:	CA
NAME:	Mandalay Resort Group
ACCT:	1257501024

5. Offices:

The Office of Party A for this

Transaction is:	Charlotte, NC
Please send reset notices to fax no. (312-234-3603)

The Office of Party B for this
Transaction is:	Nevada, USA

Credit Support Document: As per Agreement (and Credit Support Annex if applicable).

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no.(312) 234-3603).

Yours Sincerely,

Bank of America, N.A.

Dave Walker

Senior Vice President

Authorized Signatory

Accepted and confirmed as of the date first written:

Mandalay Resort Group

By:	/s/ LES MARTIN

Name:	Les Martin
Vice President, Chief Accounting
Title:	Officer and Treasurer

Our Reference #3106648